                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 14, 2004
                                                        ------------------

                                LYNCH CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as specified in Charter)

Indiana                                 1-106                   38-1799862
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                    File Number)            Identification No.)

50 Kennedy Plaza, Suite 1250, Providence, RI                       02903
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code: 401-453-2007
                                                            ------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant  to  Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications  pursuant  to  Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule  13e-4(c)  under  the
          Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On September 14, 2004, Lynch Corporation,  Inc. (the "Company") signed a  definitive  agreement  with Piezo  Technology,  Inc.,  a Florida  corporation
("PTI"),  the shareholders of PTI (the  "Shareholders")  and the trustees of the
Amended and Restated  Employee  Stock  Ownership Plan and Trust for Employees of
Piezo Technology, Inc. dated September 23, 2002 (the "Trustees") to purchase all of the issued and outstanding common stock of PTI for approximately $8.7 million cash.

          Consummation of this transaction will be effective  September 30, 2004 and is scheduled to occur on October 12, 2004.  Consummation of this transaction is  subject  to  customary  closing  conditions,  including  the  receipt  of  a satisfactory fairness opinion.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

            EXHIBIT NO.             EXHIBITS

            10.1                    Agreement  for  Purchase  and Sale of Shares
                                    dated  September  14,  2004,  by  and  among
                                    M-tron,   PTI,  the   Shareholders  and  the
                                    Trustees.

                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LYNCH CORPORATION

                                  By: /s/ Raymond H. Keller
                                     -------------------------------------------
                                      Raymond H. Keller
                                      Chief Financial Officer and Vice President
September 14, 2004